         UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549


                             FORM 8-K



                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported) September 5,
                              1997



                     NICHOLAS FINANCIAL, INC.
      (Exact name of registrant as specified in its Charter)




      British Columbia, Canada          333-08407         8736-3354
  (State or Other Jurisdiction of      (Commission     (I.R.S. Employer
    Incorporation or Organization)      File Number)  Identification No.)

   2454 McMullen Booth Road, Building C
            Clearwater, Florida                           34619
   (Address of Principal Executive Offices)             (Zip Code)



                          (813) 726-0763
       (Registrant's telephone number, Including area code)


                          Not applicable
  (Former name, former address and former fiscal year, if changed since last report)


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Item 5.   Other Events

     Effective September 5, 1997, the Company consolidated its shares on a one (1) for three (3) basis in order to meet the NASDAQ minimum bid price of $4.00 per share. The Company expects to file its application for NASDAQ listing immediately and believes it meets all of the listing criteria.

     On September 8, 1997, the registrant issued a press release announcing the transaction, a copy of which is attached as exhibit 99.1 to this Form 8-K and incorporated herein by reference.



Item 7.                        Financial Statements and Exhibits

 (c)                           Exhibits

    Exhibit No.                Description of Document

    99.1     Press  release  dated  September  8,   1997
             issued by the registrant

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                           SIGNATURES

   In accordance with the requirements of the Securities Act of 1934, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form 8-K and authorized this Report to be signed on its behalf by the undersigned, in the City of Clearwater, State of Florida, on September 12, 1997.


                    NICHOLAS FINANCIAL, INC.
                          (Registrant)


  Date: September 12, 1997          /s/ Peter L. Vosotas
                                    Peter L. Vosotas
                                    Chairman, President, Chief
                                    Executive Officer
                                    (Principal Executive Officer)


  Date: September 12, 1997          /s/ Ralph T. Finkenbrink
                                    Ralph T. Finkenbrink
                                    (Principal  Financial Officer
                                     and Accounting Officer)

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                                            FOR IMMEDIATE RELEASE
Nicholas Financial, Inc.
Corporate Headquarters

2454 McMullen-Booth Rd.
Building C, Suite 501
Clearwater, FL 33759

                  Date:    September 8, 1997   Symbol:(VSE): NIC.U
                  Contact: Peter L. Vosotas           (OTC): NCFND
                           Chairman & President
                           Nicholas Financial, Inc.
                           Ph # - 813-726-0763
                           fax # - 813-726-2140
                           web site: www.nicfn.com





        NICHOLAS FINANCIAL TO APPLY FOR NASDAQ LISTING




Clearwater, Florida, - Nicholas Financial, the company is pleased to announce that it intends to apply for a Nasdaq listing in the immediate future. The company is currently listed on the OTC Bulletin Board and has been listed on the Vancouver Stock Exchange since 1987.

The company recently consolidated it's shares on a one (1) for three (3) basis in order to meet the Nasdaq minimum price of $4.00 per share. The stock symbols on the respective exchanges have changed from NFC.U to NIC.U on the Vancouver Exchange and from NCFNF to NCFND on the OTC Bulletin Board.

According to, Peter Vosotas, President and CEO, "We believe that our company now meets all the Nasdaq listing requirements and we are very optimistic that our application will be approved without any delays. We believe that the Nasdaq listing will allow a far larger audience to track the performance of our company and it will also allow our shareholders and stockbrokers in the United States to have far easier access to pricing information of our shares.

The  company is also pleased to note that it has opened a  Branch
office   in  Jacksonville,  Florida.  The  company  now  operates
fourteen (14) Branch offices in Florida and Georgia.



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Nicholas  Financial, Inc. is a specialized finance  company  that provides funding for pre-owned automobiles and light trucks. The company acquires and services retail installment sales contracts through a network of branch office locations in Florida and Georgia. The company also provides small consumer loans. Its software subsidiary, Nicholas Data Services, Inc., designs,
develops,   supports  and  sells  computer  software   to   small
businesses.

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